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                                                                     EXHIBIT (b)

                    Certification of CEO and CFO Pursuant to

                             18 U.S.C. Section 1350,

                             as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form N-CSR of Dreman/Claymore Dividend & Income Fund (the "Company") for the period ended October 31, 2004 (the "Report"), Nicholas Dalmaso, as Chief Legal and Executive Officer of the Company, and Steven M. Hill, as Treasurer and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

        (1)     the Report fully complies with the requirements of Section 13
                (a) or 15 (d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:
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Name:   Nicholas Dalmaso

Title:  Chief Legal and Executive Officer

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Name:   Steven M. Hill

Title:  Treasurer and Chief Financial Officer